THE ALGER FUNDS

                     SUPPLEMENT DATED MARCH 13, 2007 TO THE
                         PROSPECTUS DATED MARCH 1, 2007
                             AS SUPPLEMENTED TO DATE

         The following sentence replaces the first sentence of the first paragraph under the heading "Portfolio Managers" on page 27 of the Prospectus:

         Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry, Rosanne Ott, Eric Shen and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments.

         In addition, Joanne Sayers is deleted from the portfolio manager chart on page 26 of the Prospectus, and the description regarding Ms. Sayers is deleted from the descriptions of portfolio managers on page 27 of the Prospectus. Ms. Sayers is no longer employed by Fred Alger Management, Inc.


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                                 THE ALGER FUNDS

                     SUPPLEMENT DATED MARCH 13, 2007 TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2007
                             AS SUPPLEMENTED TO DATE

         The following updates the information in the Statement of Additional Information regarding The Alger Funds' portfolio managers.

         The line item regarding Joanne Sayers' ownership of Alger Health Sciences Fund's shares is deleted from the table under "Securities Owned by Portfolio Managers" on page 34 of the Statement of Additional Information.

         Ms. Sayers is no longer employed by Fred Alger Management, Inc.